Exhibit 99.1

Antero will realize over $500 million of hedge gains over the next five years from its 610 Bcfe hedge book assuming current strip prices(1) Protects future cash flow which supports drilling plans and production growth Antero Hedge Position – 2012 through 2016(2) Natural Gas Swaps Hedged Volume (MMBtu/d) NYMEX-Equivalent Price ($/MMBtu)(2) 2012 280,537 $5.78 2013 357,020 $5.48 2014 360,000 $5.78 2015 360,000 $5.87 2016 312,500 $5.74 1. Based on December 1, 2011 STRIP gas prices. Virtually all hedges are fixed price swaps, hedged to the basis. Basin prices are converted by Antero to NYMEX-equivalent prices using current basis differentials in the over-the-counter futures market. 16 Strong Hedge Position